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                                                                    EXHIBIT 10.5

                         AMENDMENT NO. 1 TO AMENDED AND
                          RESTATED EMPLOYMENT AGREEMENT


         THIS AGREEMENT is made as of the 20th day of September, 2000 (the "Amendment") by and between BUCA, Inc., a Minnesota corporation (the "Company"), and Joseph P. Micatrotto (the "Employee").

         WHEREAS, the Company and Employee entered into an Amended and Restated Employment Agreement dated as of February 17, 1999 (as amended to the date hereof, the "Employment Agreement"); and

         WHEREAS, the Company and Employee desire to make certain modifications to the Employment Agreement.

         NOW THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties hereto agree as follows:

         1. Section 1 of the Employment Agreement is hereby amended by replacing the date "December 31, 2003" with the date "December 31, 2004."

         2. Section 3 of the Employment Agreement is hereby amended by deleting, in its entirety, the table contained in such Section and replacing it with the following:

                        Period                             Annual Salary
                        ------                             -------------
         January 1, 2000 to December 31, 2000                $335,000
         January 1, 2001 to December 31, 2001                $375,000
         January 1, 2002 to December 31, 2002                $400,000
         January 1, 2003 to December 31, 2003                $425,000
         January 1, 2004 to December 31, 2004                $450,000

         3. Section 4 of the Employment Agreement is hereby amended by deleting, in their entirety, the second and third sentences of such Section, and replacing them with the following one sentence: "For the years ended December 31, 2000, 2001, 2002, 2003 and 2004, the maximum percentage of such incentive compensation shall be 35%, 35%, 40%, 45% and 50%, respectively."

         4. Section 10 of the Employment Agreement is hereby amended by deleting the phrases (i) "any options granted under this Agreement (including those granted as of the date hereof and those previously granted prior to this amendment and restatement) and remaining outstanding" from the second paragraph of such Section, (ii) "all stock options previously granted to Employee under this Agreement" and "the stock options previously
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granted to Employee under this Agreement" from the third paragraph of such
Section and (iii) "the options previously granted under this Agreement" in the fourth paragraph of such Section and replacing them, in each instance, with the following phrase: "notwithstanding any contrary provision contained in any stock option agreement relating thereto, any options to purchase common stock of the Company then held by Employee (and which were granted thereto by the Company)".

         5. Except as is explicitly inconsistent, modified, supplemented or amended by the express terms hereof, the Employment Agreement shall remain in full force and effect.

         6. This Amendment No. 1 to the Employment Agreement shall be governed by and construed under the laws of the State of Minnesota applied to agreements made and to be performed in the State of Minnesota without regard to the conflict of laws principles thereof. This Amendment may be executed in counterparts, each of which shall be deemed an original, but each of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                        BUCA, INC.


                                        By /s/ Greg A. Gadel
                                           -----------------------------------
                                           Its Chief Financial Officer
                                           -----------------------------------


                                        /s/ Joseph P. Micatrotto
                                        --------------------------------------
                                        Joseph P. Micatrotto